                                                               EXHIBIT d(6)(iii)

[ING LOGO]
FUNDS

September 3, 2004

Mary Ann Fernandez
Senior Vice President
ING Investment Management Co.
10 State House Square
Hartford, CT 06103-3602

Dear Ms. Fernandez:

      Pursuant to Section 1 of the Sub-Adviser Agreement dated May 9, 2001, as amended, between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) (the "Agreement") we hereby notify you of our intention to retain you as Sub-Adviser to render investment advisory services to ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust (the "New Series"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned New Series to the AMENDED AND RESTATED SCHEDULE A of the Agreement. The AMENDED AND RESTATED SCHEDULE A, with the annual sub-advisory fees indicated for each series, is attached hereto.

      Please signify your acceptance to act as Sub-Adviser under the Agreement with respect to the New Series by signing below.

                                                    Very sincerely,

                                                    /s/ Michael J. Roland
                                                    ----------------------------
                                                    Michael J. Roland
                                                    Executive Vice President
                                                    ING Investments, LLC

ACCEPTED AND AGREED TO:
ING Investment Management Co.

BY /s/ Mary Ann Fernandez
   ------------------------------
   Mary Ann Fernandez
   Senior Vice President

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2744
                                   www.ingfunds.com

                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                              SUB-ADVISER AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                          ING INVESTMENT MANAGEMENT CO.
                 (FORMERLY, AELTUS INVESTMENT MANAGEMENT, INC.)

SERIES                                                          ANNUAL SUB-ADVISER FEE
------                                                          ----------------------
ING Principal Protection Fund                      Offering Phase                          0.1250%
                                                   Guarantee Period                        0.3600%
                                                   Index Plus LargeCap Period              0.2700%

ING Principal Protection Fund II                   Offering Phase                          0.1250%
                                                   Guarantee Period                        0.3600%
                                                   Index Plus LargeCap Period              0.2700%

ING Principal Protection Fund III                  Offering Phase                          0.1250%
                                                   Guarantee Period                        0.3600%
                                                   Index Plus LargeCap Period              0.2700%

ING Principal Protection Fund IV                   Offering Phase                          0.1250%
                                                   Guarantee Period                        0.3600%
                                                   Index Plus LargeCap Period              0.2700%

ING Principal Protection Fund V                    Offering Phase                          0.1250%
                                                   Guarantee Period                        0.3600%
                                                   Index Plus LargeCap Period              0.2700%

ING Principal Protection Fund VI                   Offering Phase                          0.1250%
                                                   Guarantee Period                        0.3600%
                                                   Index Plus LargeCap Period              0.2700%

ING Principal Protection Fund VII                  Offering Phase                          0.1125%
                                                   Guarantee Period                        0.3600%
                                                   Index Plus LargeCap Period              0.2700%

SERIES                                                            ANNUAL SUB-ADVISER FEE
------                                                            ----------------------
ING Principal Protection Fund VIII                  Offering Phase                              0.1125%
                                                    Guarantee Period:
                                                        -    Equity Component                   0.3600%
                                                        -    Fixed Component                    0.2475%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy         0.2475%
                                                    Index Plus LargeCap Period                  0.2700%

ING Principal Protection Fund IX                    Offering Phase                              0.1125%
                                                    Guarantee Period:
                                                        -    Equity Component                   0.3600%
                                                        -    Fixed Component                    0.2475%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy         0.2475%
                                                    Index Plus LargeCap Period                  0.2700%

ING Principal Protection Fund X                     Offering Phase                              0.1125%
                                                    Guarantee Period:
                                                        -    Equity Component                   0.3600%
                                                        -    Fixed Component                    0.2475%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy         0.2475%
                                                    Index Plus LargeCap Period                  0.2700%

ING Principal Protection Fund XI                    Offering Phase                              0.1125%
                                                    Guarantee Period:
                                                        -    Equity Component                   0.3600%
                                                        -    Fixed Component                    0.2475%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy         0.2475%
                                                    Index Plus LargeCap Period                  0.2700%

ING Principal Protection Fund XII                   Offering Phase                              0.1125%
                                                    Guarantee Period:
                                                        -    Equity Component                   0.3600%
                                                        -    Fixed Component                    0.2475%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy         0.2475%
                                                    Index Plus LargeCap Period                  0.2700%

SERIES                                                            ANNUAL SUB-ADVISER FEE
------                                                            ----------------------
ING Principal Protection Fund XIII                  Offering Phase                              0.1125%
                                                    Guarantee Period:
                                                        -    Equity Component                   0.3600%
                                                        -    Fixed Component                    0.2475%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy         0.2475%
                                                    Index Plus LargeCap Period                  0.2700%

ING Principal Protection Fund XIV                   Offering Phase                              0.1125%
                                                    Guarantee Period:
                                                        -    Equity Component                   0.3600%
                                                        -    Fixed Component                    0.2475%
                                                        -    ETF & Futures Strategy
                                                             in lieu of Equity Strategy         0.2475%
                                                    Index Plus LargeCap Period                  0.2700%